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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  August 2, 2004

                      Frozen Food Express Industries, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                    1-10006                      75-1301831
          -----                    -------                      ----------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


          1145 Empire Central Place, Dallas, TX               75247
          ---------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (214) 630-8090

                                 Not applicable
          (Former name or former address, if changed since last report)





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Item 1.           Changes in Control of Registrant.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.           Bankruptcy or Receivership.

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure.

                  Not applicable.

Item 6.           Resignations of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

EXHIBIT
NUMBER         EXHIBIT TITLE
-------------------------------------------------------------------------------

99.1 Frozen Food Express Industries, Inc, Inc. press release announcing financial results for the three and six months ended June 30, 2004

Item 8.           Change in Fiscal Year.

                  Not applicable.

Item 9.           Regulation FD Disclosure.

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

                  Not applicable.


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Item 12. Results of Operations and Financial Condition.

     A copy of the news release issued by Frozen Food Express Industries, Inc. on Monday, August 2, 2004, announcing operating results for the three and six months ended June 30, 2004 is attached hereto as Exhibit 99.1.
      The information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
       Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                    -----------------------------------------
                                     (Registrant)



August 3, 2004                      By:  /s/ F. Dixon McElwee, Jr.
                                         -------------------------------------
                                         F. Dixon McElwee, Jr.
                                         Senior Vice President
                                         Principal Financial
                                         and Accounting Officer


                                  EXHIBIT INDEX

99.1 Frozen Food Express Industries, Inc, Inc. press release announcing financial results for the three and six months ended June 30, 2004.